UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 29, 2003

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                      1-14100                 33-0675505
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         1401 Dove Street Newport Beach, CA                          92660
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 475-3600

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Item 5. Other Events

      On January 29, 2003, the Registrant issued a press release announcing its 2002 fourth quarter and year to date results. The title and paragraphs 1 and 2, and the section entitled "Financial Highlights for 2002", which is deemed paragraph 4, paragraphs 7 (except for the second to last sentence), 8 (except for the last sentence), 9, 10 (except for the last sentence), 11 (except for the last sentence), and 14 and the accompanying financial statements, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press Release dated January 29, 2003

Item 9. Regulation FD

      Paragraphs 3, 5, 6, the second to last sentence of paragraph 7, the last sentence of paragraph 8, the last sentence of paragraph 10, the last sentence of paragraph 11 and paragraphs 12 and 13 of the press release appearing in Exhibit
99.1 are not filed but are furnished pursuant to Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     IMPAC MORTGAGE HOLDINGS, INC.

                                            Date: January 30, 2003

                                     By: /s/ Richard J. Johnson
                                        ----------------------------------------
                                     Name: Richard J. Johnson
                                           Title:  Executive Vice President
                                                   and Chief Financial Officer

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                                  Exhibit Index

      Exhibit 99.1 Press Release dated January 29, 2003